                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 10, 1999

                         Commission File Number: 1-13327


                            Century Industries, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      District of Columbia                                      54-1666769
--------------------------------------------------------------------------------
 (State or other jurisdiction of                             (I.R.S. Employer
  incorporation of organization)                            Identification No.)

       45034 Underwood Lane
          Sterling, Va.                                             20166
        (Mail) P.O. Box 319
          Sterling, Va.                                             20167
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)




       Registrant's telephone number, including area code: (703) 471-7606.






Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                  (1) Yes   X   No
                                          -----    ----
                                  (2) Yes   X   No
                                          -----    ----

Item 4. Changes In Registrant's Certifying Accountant

       On March 7, 1999, the Board of Directors of the Registrant engaged Correa Berger & Associates, CPA, PLLC as the independent auditor of the Registrant for the fiscal year ending December 31, 1998. Correa Berger & Associate, CPA's, PLLC's report on the financial statements of the Registrant for the fiscal years ended December 31, 1997 and December 31, 1996 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, auditing scope or accounting principles.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Century Industries, Inc.



March 10, 1999                /s/ Ted L. Schwartzbeck
                              ------------------------------
                              Ted L. Schwartzbeck, President,
                              Chief Executive Officer

                              /s/ A. Jay Pignatello
                              ------------------------------
                              A. Jay Pignatello, Vice President
                              Director

                              /s/ Joel Gundersheimer
                              ------------------------------
                              Joel Gundersheimer
                              Director